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                                                                     EXHIBIT 4.1
                          [LOGO OF FISHER COMPANIES]

                             FISHER COMPANIES INC.
NUMBER                                                                  SHARES

            Incorporated Under the Laws of the State of Washington
                                                              CUSIP  337756 20 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
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This Certifies that


is the registered owner of      ***SPECIMEN***


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fully paid and nonassessable shares of the Common Stock of

                             FISHER COMPANIES INC.

a corporation, transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its officers.

                       [Fisher Companies Corporate SEAL]

Dated:
                  Secretary                         President

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM- as tenants in common              UGMA-________Custodian____________
                                                 (Cust)            (Minor)



TEN ENT- as tenants by the entireties      under Uniform Gifts to Minors Act


JT TEN-  as joint tenants with right
         of survivorship and not as                _________________
         tenants in common                              (State)

    Additional abbreviations may also be used though not in the above list

   For value received,________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
__________________________________________________________________   Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________


                ________________________________________________________________
                NOTICE: The signature to this Assignment must correspond with the Name as Written Upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement or Any Change Whatever

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